                                                                  Exhibit 23.07


                        Consent of Independent Auditors

We consent to the incorporation by reference in the following Registration Statements of our report dated November 10, 2000 (except for not 12 which is as of December 15, 2000), with respect to the consolidated financial statements of Chancery Software Ltd. included in the Annual Report (Form 10-K) of Sylvan Learning Systems, Inc. for the year ended December 31, 2000.

Registration Statements on Form S-3:

REGISTRATION NUMBER           DATE FILED
-------------------           ----------
33-92014                      May 8, 1995
33-92852                      May 30, 1995
333-1674                      February 26, 1996
333-16111                     November 14, 1996
333-21261                     February 26, 1996
333-26633                     May 7, 1997
333-31273                     July 15, 1997
333-39535                     November 5, 1997
333-43355                     December 29, 1997
333-46747                     February 23, 1998
333-48997                     March 31, 1998
333-50993                     April 24, 1998
333-61093                     August 25, 1998
333-62197                     October 1, 1998
333-67727                     December 4, 1998
333-78961                     May 20, 1999

Registration Statements on Form S-8:

Name                                                 Registration Number                Date Filed
----                                                 -------------------                ----------
1987-1991 Employee Stock Option Plan                 33-77384                           April 6, 1994
1993 Director Stock Option Plan                      33-77386                           April 6, 1994
1993 Employee Stock Option Plan                      33-77386                           April 6, 1994
1993 Management Stock Option Plan                    33-77388                           April 6, 1994
1997 Employee Stock Purchase Plan                    333-21963                          February 18, 1997
1998 Stock Option Plan                               333-62011                          August 21, 1998
1993 Employee Stock Option Plan and Employee
Stock Purchase Plan                                  33-77390                           September 14, 1998

"PricewaterhouseCoopers LLP"
Chartered Accountants
Vancouver, Canada
March 29, 2001